Other Current And Long -Term Liabilities - Summary of Other Noncurrent Liabilities (Detail) - OAK Street Health Inc and Affiliates [Member] - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019
Contract liabilities, net of current	$ 9,356	$ 5,039
Lease incentive obligation, net of current	5,193	5,605
Bifurcated derivative		152
CARES Act deferred payroll taxes	4,200
Other long-term liabilities	20	20
Total	$ 18,769	$ 10,816